UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2012

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code: (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 — Regulation FD Disclosure.

On January 17, 2012, the Company issued a press release announcing that its wholly owned subsidiary, Southwest Royalties, Inc. (“SWR”), has called special meetings of limited partners of each of the 24 limited partnerships for which SWR serves as the general partner (the “SWR Partnerships”).  At the special meetings, the limited partners of each of the SWR Partnerships will be asked to approve, among other things, the previously announced mergers of the SWR Partnerships with SWR.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01 — Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated January 17, 2012 titled “Clayton Williams Energy, Inc. Announces Special Meeting of Limited Partners of Southwest Royalties Partnerships”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	January 17, 2012	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and
Chief Operating Officer

Date:	January 17, 2012	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 17, 2012 titled “Clayton Williams Energy, Inc. Announces Special Meeting of Limited Partners of Southwest Royalties Partnerships”